EXHIBIT 99.2

Adjusted EBITDA Presentation of Most Directly Comparable Financial Measure (Net Income or Net Loss) and Reconciliation of Adjusted EBITDA to Net Income (Loss)

Fiscal year ended June 30, 2003

(in millions, unaudited)	Quarter ended				Six months ended December 31, 2002	Nine months ended March 31, 2003	Year ended June 30, 2003

	September 30, 2002	December 31, 2002	March 31, 2003	June 30, 2003

Adjusted EBITDA	$20.1	$22.0	$32.9	$33.7	$42.1	$75.0	$108.7
Depreciation and amortization	(8.9)	(10.2)	(12.9)	(14.9)	(19.1)	(32.0)	(46.9)
Interest, net	(7.2)	(7.3)	(10.4)	(10.0)	(14.5)	(24.9)	(34.9)
Minority interests	(0.3)	(0.2)	0.1	(0.3)	(0.5)	(0.4)	(0.7)
Equity method income (loss)	0.1	0.1	1.0	0.4	0.2	1.2	1.6
Gain (loss) on sale of assets	0.2	–	(0.1)	(0.1)	0.2	0.1	–
Income tax expense	(1.6)	(1.8)	(4.0)	(3.5)	(3.4)	(7.4)	(10.9)

Net income	$2.4	$2.6	$6.6	$5.3	$5.0	$11.6	$16.9

Fiscal year ended June 30, 2002

(in millions, unaudited)	Quarter ended				Six months ended December 31, 2001	Nine months ended March 31, 2002	Year ended June 30, 2002

	September 30, 2001	December 31, 2001	March 31, 2002	June 30, 2002

Adjusted EBITDA	$15.3	$17.1	$23.0	$16.6	$32.4	$55.4	$72.0
Depreciation and amortization	(7.2)	(7.2)	(8.6)	(6.5)	(14.4)	(23.0)	(29.5)
Interest, net	(5.9)	(7.3)	(7.2)	(6.3)	(13.2)	(20.4)	(26.7)
Minority interests	(0.2)	(0.2)	(0.2)	(0.2)	(0.4)	(0.6)	(0.8)
Debit extinguishment costs	(6.6)	–	–	–	(6.6)	(6.6)	(6.6)
Equity method income (loss)	0.1	0.2	0.1	0.1	0.3	0.4	0.5
Gain (loss) on sale of assets	0.3	–	–	0.5	0.3	0.3	0.8
Income tax expense	–	–	(0.7)	(2.2)	–	(0.7)	(2.9)

Net income (loss)	$(4.2)	$2.6	$6.4	$2.0	$(1.6)	$4.8	$6.8

Fiscal year ended June 30, 2001

(in millions, unaudited)	Quarter ended				Six months ended December 31, 2000	Nine months ended March 31, 2001	Year ended June 30, 2001

	September 30, 2000	December 31, 2000	March 31, 2001	June 30, 2001

Adjusted EBITDA	$11.1	$8.9	$17.5	$14.7	$20.0	$37.5	$52.2
Depreciation and amortization	(6.1)	(6.2)	(6.1)	(5.4)	(12.3)	(18.4)	(23.8)
Interest, net	(4.8)	(3.7)	(4.1)	(3.9)	(8.5)	(12.6)	(16.5)
Minority interests	–	(0.1)	(0.1)	(0.6)	(0.1)	(0.2)	(0.8)
Equity method income (loss)	–	0.1	–	0.1	0.1	0.1	0.2
Gain (loss) on sale of assets	–	(0.3)	–	(0.3)	(0.3)	(0.3)	(0.6)
Income tax expense	–	–	(0.5)	–	–	(0.5)	(0.5)

Net income (loss)	$0.2	$(1.3)	6.7	$4.6	$(1.1)	$5.6	$10.2

Fiscal years ended June 30, 1998, 1999 and 2000
	Fiscal year ended June 30,
(in millions, unaudited)	1998	1999	2000

Adjusted EBITDA	$(1.6)	$6.9	$20.6
Depreciation and amortization	(0.5)	(3.9)	(11.8)
Interest, net	(0.2)	(4.2)	(8.8)
Minority interests	–	–	(0.1)
Equity method income (loss)	0.1	(0.2)	0.7
Debt extinguishment costs	–	–	(1.1)
Other non-operating expenses	–	–	(0.8)
Non-cash stock compensation	(0.4)	(5.0)	–
Income tax expense	–	–	(0.1)

Net loss	$(2.6)	$(6.4)	$(1.4)

Adjusted EBITDA Margin Presentation of Most Directly Comparable GAAP Financial Measure (Net Income or Net Loss) and Reconciliation of Adjusted EBITDA Margin to Net Income (Loss) Margin

Fiscal year ended June 30, 2003

(in millions, unaudited)	Quarter ended				Six months ended December 31, 2002	Nine months ended March 31, 2003	Year ended June 30, 2003

	September 30, 2002	December 31, 2002	March 31, 2003	June 30, 2003

Adjusted EBITDA	$20.1	$22.0	$32.9	$33.7	$42.1	$75.0	$108.7
Total revenues	267.9	267.3	402.4	402.9	535.2	937.6	1,340.5
Adjusted EBITDA margin	7.5%	8.2%	8.2%	8.4%	7.9%	8.0%	8.1%

Adjusted EBITDA	$20.1	$22.0	$32.9	$33.7	$42.1	$75.0	$108.7
Depreciation and amortization	(8.9)	(10.2)	(12.9)	(14.9)	(19.1)	(32.0)	(46.9)
Interest, net	(7.2)	(7.3)	(10.4)	(10.0)	(14.5)	(24.9)	(34.9)
Minority interests	(0.3)	(0.2)	0.1	(0.3)	(0.5)	(0.4)	(0.7)
Equity method income (loss)	0.1	0.1	1.0	0.4	0.2	1.2	1.6
Gain (loss) on sale of assets	0.2	–	(0.1)	(0.1)	0.2	0.1	–
Income tax expense	(1.6)	(1.8)	(4.0)	(3.5)	(3.4)	(7.4)	(10.9)

Net income	2.4	2.6	6.6	5.3	5.0	11.6	16.9
Total revenues	267.9	267.3	402.4	402.9	535.2	937.6	1,340.5

Net income margin	0.9%	1.0%	1.6%	1.3%	0.9%	1.2%	1.3%

Fiscal year ended June 30, 2002

(in millions, unaudited)	Quarter ended				Six months ended December 31, 2001	Nine months ended March 31, 2002	Year ended June 30, 2002

	September 30, 2001	December 31, 2001	March 31, 2002	June 30, 2002

Adjusted EBITDA	$15.3	$17.1	$23.0	$16.6	$32.4	$55.4	$72.0
Total revenues	207.3	223.1	235.9	244.3	430.4	666.3	910.6
Adjusted EBITDA margin	7.4%	7.7%	9.7%	6.8%	7.5%	8.3%	7.9%

Adjusted EBITDA	$15.3	$17.1	$23.0	$16.6	$32.4	$55.4	$72.0
Depreciation and amortization	(7.2)	(7.2)	(8.6)	(6.5)	(14.4)	(23.0)	(29.5)
Interest, net	(5.9)	(7.3)	(7.2)	(6.3)	(13.2)	(20.4)	(26.7)
Minority interests	(0.2)	(0.2)	(0.2)	(0.2)	(0.4)	(0.6)	(0.8)
Debt extinguishment costs	(6.6)	–	–	–	(6.6)	(6.6)	(6.6)
Equity method income (loss)	0.1	0.2	0.1	0.1	0.3	0.4	0.5
Gain (loss) on sale of assets	0.3	–	–	0.5	0.3	0.3	0.8
Income tax expense	–	–	(0.7)	(2.2)	–	(0.7)	(2.9)

Net income (loss)	(4.2)	2.6	6.4	2.0	(1.6)	4.8	6.8
Total revenues	207.3	223.1	235.9	244.3	430.4	666.3	910.6

Net income (loss) margin	-2.0%	1.2%	2.7%	0.8%	-0.4%	0.7%	0.7%

Fiscal year ended June 30, 2001

(in millions, unaudited)	Quarter ended				Six months ended December 31, 2000	Nine months ended March 31, 2001	Year ended June 30, 2001

	September 30, 2000	December 31, 2000	March 31, 2001	June 30, 2001

Adjusted EBITDA	$11.1	$8.9	$17.5	$14.7	$20.0	$37.5	$52.2
Total revenues	158.6	155.7	166.3	187.2	314.3	480.6	667.7
Adjusted EBITDA margin	7.0%	5.7%	10.5%	7.9%	6.4%	7.8%	7.8%

Adjusted EBITDA	$11.1	$8.9	$17.5	$14.7	$20.0	$37.5	$52.2
Depreciation and amortization	(6.1)	(6.2)	(6.1)	(5.4)	(12.3)	(18.4)	(23.8)
Interest, net	(4.8)	(3.7)	(4.1)	(3.9)	(8.5)	(12.6)	(16.5)
Minority interests	–	(0.1)	(0.1)	(0.6)	(0.1)	(0.2)	(0.8)
Equity method income (loss)	–	0.1	–	0.1	0.1	0.1	0.2
Gain (loss) on sale of assets	–	(0.3)	–	(0.3)	(0.3)	(0.3)	(0.6)
Income tax expense	–	–	(0.5)	–	–	(0.5)	(0.5)

Net income (loss)	0.2	(1.3)	6.7	4.6	(1.1)	5.6	10.2
Total revenues	158.6	155.7	166.3	187.2	314.3	480.6	667.8

Net income (loss) margin	0.1%	-0.8%	4.0%	2.5%	-0.3%	1.2%	1.5%

Fiscal years ended June 30, 1998, 1999 and 2000
	Fiscal year ended June 30,
(in millions, unaudited)	1998	1999	2000

Adjusted EBITDA	$(1.6)	$6.9	$20.6
Total revenues	7.0	91.5	304.7
Adjusted EBITDA Margin	-22.9%	7.5%	6.8%

Adjusted EBITDA	$(1.6)	$6.9	$20.6
Depreciation and amortization	(0.5)	(3.9)	(11.8)
Interest, net	(0.2)	(4.2)	(8.8)
Minority interests	–	–	(0.1)
Equity method income (loss)	0.1	(0.2)	0.7
Debt extinguishment costs	–	–	(1.1)
Other non-operating expenses	–	–	(0.8)
Non-cash stock compensation	(0.4)	(5.0)	–
Income tax expense	–	–	(0.1)

Net loss	(2.6)	(6.4)	(1.4)
Total revenues	7.0	91.5	304.7
Net loss margin	-37.1%	-7.0%	-0.5%

Leverage Ratio Presentation of Most Directly Comparable GAAP Financial Measure (Debt to LTM Net Income Ratio) and Reconciliation of Leverage Ratio to Debt to LTM Net Income Ratio

(in millions, unaudited) (“LTM” denotes activity for the latest twelve-month period)	As of June 30, 2003

Consolidated debt, as defined by credit facility	$423.1
LTM Adjusted EBITDA, as defined by credit facility	$115.0

Leverage ratio, as defined by credit facility	3.68	x
Maximum leverage ratio requirement	5.50	x

Reconciliation to most directly comparable GAAP financial measure:

Consolidated debt, as defined by credit facility	$423.1
Add: Cash and cash equivalents	27.2
Add: Debt incurred for specified construction projects	29.1

Consolidated debt	$479.4

LTM Adjusted EBITDA, as defined by credit facility	$115.0
Adjustments:
Baptist San Antonio Adjusted EBITDA for six-month period prior to Vanguard ownership	0.4
LTM Baptist San Antonio pro forma cost adjustments, as defined by credit facility	(6.7)

LTM Adjusted EBITDA	108.7

LTM depreciation and amortization	(46.9)
LTM interest, net	(34.9)
LTM minority interests	(0.7)
LTM equity method income (loss)	1.6
LTM gain (loss) on sale of assets	–
LTM income tax expense	(10.9)

LTM net income	$16.9

Debt to LTM net income ratio	28.37	X

Senior Leverage Ratio Presentation of Most Directly Comparable GAAP Financial Measure (Senior Debt to LTM Net Income Ratio) and Reconciliation of Leverage Ratio to Senior Debt to LTM Net Income Ratio

(in millions, unaudited) (“LTM” denotes activity for the latest twelve-month period)	As of June 30, 2003

Consolidated senior debt, as defined by credit facility	$105.4
LTM Adjusted EBITDA, as defined by credit facility	$115.0

Senior leverage ratio, as defined by credit facility	0.92	x
Maximum leverage ratio requirement	3.00	x

Reconciliation to most directly comparable GAAP financial measure:

Consolidated senior debt, as defined by credit facility	$105.4
Add: Cash and cash equivalents	27.2
Add: Debt incurred for specified construction projects	29.1

Consolidated senior debt	$161.7

LTM Adjusted EBITDA, as defined by credit facility	$115.0
Adjustments:
Baptist San Antonio Adjusted EBITDA for six-month period prior to Vanguard ownership	0.4
LTM Baptist San Antonio pro forma cost adjustments, as defined by credit facility	(6.7)

LTM Adjusted EBITDA	108.7

LTM depreciation and amortization	(46.9)
LTM interest, net	(34.9)
LTM minority interests	(0.7)
LTM equity method income (loss)	1.6
LTM gain (loss) on sale of assets	–
LTM income tax expense	(10.9)

LTM net income	$16.9

Senior debt to LTM net income ratio	9.57	x

Coverage Ratio Presentation of Most Directly Comparable GAAP Financial Measure (LTM Net Income to Net Interest Ratio) and Reconciliation of Coverage Ratio to LTM Net Income to Net Interest Ratio

(in millions, unaudited) (“LTM” denotes activity for the latest twelve-month period)	As of June 30, 2003

LTM Adjusted EBITDA, as defined by credit facility	$115.0
LTM interest expense, as defined by credit facility	33.4

Coverage ratio, as defined by credit facility	3.44	x
Minimum coverage ratio requirement	2.00	x

Reconciliation to closest GAAP measure:

LTM Adjusted EBITDA, as defined by credit facility	$115.0
Adjustments:
Baptist San Antonio Adjusted EBITDA for six-month period prior to Vanguard ownership	0.4
LTM Baptist San Antonio pro forma cost adjustments, as defined by credit facility	(6.7)

LTM Adjusted EBITDA	108.7

LTM depreciation and amortization	(46.9)
LTM interest, net	(34.9)
LTM minority interests	(0.7)
LTM equity method income (loss)	1.6
LTM gain (loss) on sale of assets	–
LTM income tax expense	(10.9)

LTM net income	$16.9

LTM interest expense, as defined by credit facility	$33.4
Adjustments:
LTM amortization of financing costs	1.5

LTM net interest expense	$34.9

LTM net income to net interest ratio	0.48	x